SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest Event reported) December 17, 1998


                          BMJ Medical Management, Inc.
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             (Exact name of Registrant as specified in its charter

DELAWARE                      001-13785                65-0676079
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(State or other           (Commission File No.)      (I.R.S. Employee
jurisdiction of                                       Identification No.)
incorporation)


4800 North Federal Highway, suite 101E, Boca Raton, Florida 33431
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(Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number including area code:(561) 391-1311
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ITEM 3. Bankruptcy or Receivership

         On December 17, 1998, BMJ Medical Management,Inc. (the "Company") and its subsidiaries filed for protection under Chapter 11 in the United States Bankruptcy Court for the District of Delaware. the case has been assigned to United States Bankruptcy judge Walrath. The consolidated caption is in re BMJ Medical Management, Inc., et al. An initial hearing is expected to be held on December 23, 1998.

Item 7. Financial Statements and Exhibits


        (c)    Exhibits

               99 Press Release dated December 17, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                          BMJ Medical Management, Inc.


DATE:  December 18, 1998      By: /s/ David H. Fater
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                                  David H. Fater
                                  Executive Vice-President and
                                  Chief Financial Officer







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